Exhibit 99.1

NEWS RELEASE

Natera Launches Proposed Follow-On Offering

AUSTIN, Texas, September 6, 2023—Natera, Inc. (Nasdaq: NTRA) (“Natera”), a global leader in cell-free DNA (cfDNA) testing, today announced the launch of a proposed follow-on public offering of $250,000,000 of shares of its common stock. In addition, Natera expects to grant the underwriters a 30-day option to purchase up to an additional $37,500,000 of shares of its common stock at the public offering price less the underwriting discounts and commissions. The offering is subject to market and other conditions.

Morgan Stanley, Goldman Sachs & Co. LLC, TD Cowen and Piper Sandler are acting as joint book-running managers for the offering.

The securities described above are being offered pursuant to an automatically effective shelf registration statement on Form S-3 that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 6, 2023, including a preliminary prospectus. When available, copies of the preliminary prospectus may be obtained by contacting Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attention: Prospectus Department, by telephone at (866) 471-2526 or by emailing Prospectus-ny@ny.email.gs.com; Cowen and Company, LLC, 599 Lexington Avenue, New York, NY 10022, by email at Prospectus_ECM@cowen.com or by telephone at (833) 297-2926; or Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by telephone at (800) 333-6000, or by email at prospectus@psc.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Natera

Natera™ is a global leader in cell-free DNA testing, dedicated to oncology, women’s health, and organ health. We aim to make personalized genetic testing and diagnostics part of the standard of care to protect health, and enable earlier, more targeted interventions that help lead to longer, healthier lives. Natera’s tests are validated by more than 150 peer-reviewed publications that demonstrate high accuracy. Natera operates ISO 13485-certified and CAP-accredited laboratories certified under the Clinical Laboratory Improvement Amendments (CLIA) in Austin, Texas and San Carlos, California.

Forward-looking Statements

Except for historical information, certain statements in this press release, including statements regarding the proposed follow-on public offering and the proposed terms of such offering, are forward-looking in nature and are subject to risks, uncertainties and assumptions about Natera and its business, including, without limitation, risks and uncertainties related to market conditions and whether the proposed offering will be completed on the expected terms or at all. Such forward-looking statements involve substantial risks and uncertainties that relate to future events and the actual results could differ significantly from those expressed or implied by the forward-looking statements. Any forward-looking statements are based on Natera’s current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Natera makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change, except as required by law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Natera’s business in general, please refer to the “Risk Factors” section in Natera’s automatically effective shelf registration statement on Form S-3 filed with SEC on September 6, 2023 and the documents incorporated by reference therein, including its Annual Report on Form 10-K filed with the SEC on March 1, 2023 and its Quarterly Reports on Form 10-Q filed with the SEC on May 10, 2023, and August 4, 2023.

Investor Relations: Mike Brophy, CFO, Natera, Inc., 510-826-2350, investor@natera.com

Media: Lesley Bogdanow, VP of Corporate Communications, Natera, Inc., pr@natera.com